Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2020
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Supplemental Cash Flow Information
22.	Supplemental Cash Flow Information
Change in
Non-Cash
Working Capital

	Years Ended December 31

(in thousands)	2020	2019

Change in non-cash working capital

Accounts receivable	$(1,181)	$(2,514)

Accounts payable and accrued liabilities	3,110	(9,791)

Other	(904)	468

Total change in non-cash working capital	$1,025	$(11,837)
Non-Cash
Transactions – Payment of Dividends Under DRIP
As more fully described in Note 18.2, during the year ended December 31, 2020, the Company declared and paid dividends to its shareholders in the amount of $0.42 per common share for total dividends of $189 million. Approximately 11% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $168 million of dividend payments were made in cash and $21 million in common shares issued. For the comparable period in 2019, the Company declared and paid dividends to its shareholders in the amount of $0.36 per common share for total dividends of $161 million, with the payment being comprised of $130 million in cash and $31 million in common shares issued.

Non-Cash
Transactions – Receipt of Warrants as Consideration for Contract Amendments
As more fully described in notes 10 and 15, during 2020 the Company received 2 million common share purchase warrants from Alexco with a fair value of $2 million.
Non-Cash
Transactions – Conversion of Convertible Note Receivable
As more fully described in notes 14 and 15, on July 14, 2020, the Company elected to convert the Gold X Convertible Note and, as a result, the Company received 4,467,317 common shares of Gold X with a fair value of $12 million.